UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2021

Clover Health Investments, Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39252	98-1515192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

725 Cool Springs Boulevard, Suite 320, Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(201) 432-2133

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CLOV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	CLOVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2021, Clover Health Investments, Corp. (the “Company”) announced that Joseph Wagner, the Company’s Chief Financial Officer, will be stepping down as an officer of the Company on August 13, 2021 (the “Departure Date”), following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 (the “Second Quarter 2021 Form 10-Q”), for personal reasons. Mr. Wagner noted to the Company that his departure does not reflect any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The Company has initiated a search to identify a new Chief Financial Officer. Effective upon the Departure Date, and until a permanent replacement for Mr. Wagner has been named, Mark Herbers will serve as the Company’s interim Chief Financial Officer. In order to ensure a smooth transition, Mr. Herbers has joined the Company as interim Senior Vice President of Finance and will serve in that role until becoming the interim Chief Financial Officer on the Departure Date. Mr. Herbers, age 67, has served as a Director of AlixPartners, LLP, a global consulting firm, since 2014. He also served as Interim CFO of American Renal Associates from 2019 to 2021, as CEO/CRO of El Paso Children’s Hospital from 2015 to 2016, as Chief Financial Officer of St. Clare’s Health System, a hospital system, from 2012 to 2014, and as Managing Director at FTI Consulting, a consulting firm, from 2005 to 2014. Mr. Herbers holds a B.S. from Georgetown University and an MBA from Washington University in St. Louis, and he is a certified public accountant.

Item 9.01	Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit No.	Description

99.1	Press release dated July 15, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clover Health Investments, Corp.

Date: July 15, 2021	By:	/s/ Gia Lee
	Name:	Gia Lee
	Title:	General Counsel and Secretary